LOOMIS SAYLES FUNDS

Supplement dated November 23, 2018 to the Loomis Sayles Funds’ Prospectus dated February 1, 2018 as may be revised or supplemented from time to time, for the following funds.

Loomis Sayles Bond Fund	Loomis Sayles Investment Grade Fixed Income Fund
Loomis Sayles Fixed Income Fund	Loomis Sayles Small Cap Growth Fund
Loomis Sayles Global Bond Fund	Loomis Sayles Small Cap Value Fund
Loomis Sayles Inflation Protected Securities Fund	Loomis Sayles Small/Mid Cap Growth Fund
Loomis Sayles Institutional High Income Fund

Effective November 23, 2018, the information in the sub-section “Retirement Accounts” within the “Restructuring and Liquidations” section of the prospectus, is amended and restated as follows:

Retirement Accounts. Absent an instruction to the contrary prior to the liquidation date of a fund, for shares of a fund held using a Loomis Sayles Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, or SARSEP plan or in certain other retirement accounts, Natixis Distribution, L.P. (“Natixis Distribution”) will redeem any shares remaining in the fund on the liquidation date and purchase shares of Loomis Sayles Limited Term Government and Agency Fund (or, if that fund is no longer then in existence, in another comparable Natixis Fund or Loomis Sayles Fund) at net asset value. The information in your current account paperwork will be deemed up-to-date and accurate unless you promptly inform us otherwise. Please refer to your plan documents or contact your plan administrator or plan sponsor to determine whether this paragraph applies to you.